EXHIBIT 99.1
Business and Financial Update February 27, 2007

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the timing and proceeds from any asset sale or monetization; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company and timing, terms and proceeds from any asset sale or monetization. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly reports on Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Participants Dave Meador, Executive Vice President and CFO Peter Oleksiak, VP and Controller Paul Stadnikia, Assistant Treasurer & Director of Corporate Finance Lisa Muschong, Director of Investor Relations

2006 Summary and Accomplishments Continued operating earnings growth driven by strong performance at Detroit Edison Utility cost reduction program on track Utility growth investments on schedule Developed non-utility restructuring plan Increased annual dividend from $2.06 to $2.12 and repurchased 1 million common shares

Business Update 2006 Earnings Results 2007 Guidance Cash Flow and Capital Expenditures Summary

Plans for Sustained Earnings Growth Continue to earn authorized ROE Build rate base through customer-focused investment program Expect to invest ~ $800M for environmental upgrades at Detroit Edison in 2007-2010 Investing in pipeline safety, system expansion and storage expansion at MichCon Continue to reduce costs, increase reliability and improve customer satisfaction through DTE's Performance Excellence Process Achieve full and timely incorporation of capital into rates Utilities Expect restructuring and asset sales to generate over $800M in cash proceeds in 2007 Adding synfuel cash upside of $300-400M generates over $1B in total proceeds as previously announced Continued investment in areas where we see greatest opportunity, depending on restructuring timing and outcome Coal & Gas Midstream Unconventional Gas Production Power & Industrial Projects Non-Utilities

Michigan's 21st Century Energy Plan Indicative of Collaborative Regulatory Environment Key Elements of the Plan Collaboratively developed with all of Michigan's stakeholders, including Detroit Edison Estimate 800 MW base load capacity and 2,200 MW peaking capacity needed by 2015 Base load built by utility Based on 1.2% annual electric demand growth forecast including the impact of energy efficiency program Pre-approval based on demonstrated need, non-bypassable surcharge Advocates legislative changes as an option to fix Michigan's hybrid electric regulatory structure (PA141) Recommends statewide Renewable Portfolio Standard (RPS) 3% by 2009 (can use existing resources) 7% - 10% by end of 2015 We applaud the MPSC's work in developing a plan to provide clean, reliable and cost- effective energy for Michigan's future Continued collaboration required to fully eliminate impediments to building new generation

Rate Case Previews Expect to file rate case in Q2 2007 (must file prior to July 1, 2007) Anticipate rates would be effective mid-2008 Expected elements of filing: 2006 test year plus "known and measurable" changes Full and timely recovery of capital expenditures Continue progress on rate deskewing Continue work on resolving structural problems in Michigan's hybrid regulatory structure Detroit Edison MichCon Considering a rate case mid-2007, which would result in rates being effective year-end 2008 Expected elements of filing: 2006 test year plus "known and measurable" changes Revenue decoupling, which would allow for more aggressive conservation programs Full and timely recovery of capital investments

Performance Excellence Process Reduces the Need for Rate Increases Sustaining high levels of customer service Consistently achieving utility ROE target Reducing the impact of utility investments on customer rates Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to PEP savings Net required rate increase Performance Excellence Process is instrumental in:

Performance Excellence Process Focused on Improving Service while Reducing Cost

DTE Energy

Improved Customer Service

- Example: Line Clearance process changes will enable more miles of tree trimming at lower cost
- Savings gained through shorter cycle times and improved contractor efficiency
- Cost per mile expected to be reduced ~40% by 2011
- An additional 1,200 miles will be cleared annually
- Improvements produce direct savings for customers and shareholders while also increasing customer satisfaction through decreased outage frequency

Increased Productivity and Reduced Costs*

- Total pre-tax O&M and capital savings of ~$45M for shareholders and customers in 2006
- Projects completed in 2006 have achieved approximately $160M in annualized O&M and capital savings
- Total annual savings of $250-350M expected by 2008 including PSCR savings
- Net 2006 headcount reduction of ~900

We are on target to achieve our performance and savings goals

10

* All savings exclude cost to achieve

Utility Growth Investments on Track

DTE Energy

Detroit Edison



- Investing ~$800M on Clean Air Act compliance at 3,000 MW coal-fired Monroe plant from 2007-2010
- License application for new nuclear power plant at the site of DTE's Fermi 2 plant – may submit in 2008
- Investigating Advanced Metering Infrastructure (AMI) program coordinated with MichCon
- Potential renewable energy investments

MichCon



- Distribution system expansion to meet demand growth in Western Michigan (~$75M capex, in service year end 2007/2008)
- Regulated gas storage expansion to increase summer storage by 17Bcf (~75M capex, in service year end 2007)
- $40M investment in Panhandle connection (in service 2008)
- Inspect pipelines as required by Federal Pipeline Safety Act (~$10-20M capex per year)

1

DTE Energy's Non-Utility Restructuring Proceeding According to Plan Non-Utility Action Plan should better align the business with shareholder interests by reducing earnings volatility, providing more transparent valuation and directly drive shareholder value through the repurchase of parent company equity and debt. Key Components of Non-Utility Restructuring: Restructure peakers Explore sale of portion of unconventional gas reserves Explore sale of partnership interest in and recapitalization of Power & Industrial business Explore strategic options for Energy Trading Non-Utility restructuring is proceeding as planned Expect restructuring and asset sales to generate over $800M in cash proceeds in 2007 Adding synfuel cash upside of $300-400M generates over $1B in total proceeds as previously announced

Non-Utility Restructuring: Sell or Restructure Peaker Assets Progress on Sale or Restructuring Moves will reduce future earnings drag* Plan completion of restructuring by year end * Operating earnings losses of $13M in 2006, reconciliation to GAAP reported earnings in appendix Purchase agreement executed Sales process initiated, expect final bids in Q2 2007 Exploring options Retain in utility portfolio Sell On books at scrap value, in cold standby Peaker Assets

Non-Utility Restructuring: Explore Sale of Partnership Interest in and Recapitalization of Power & Industrial Business Power & Industrial includes a portfolio of assets supplying energy to large industrial end-users We are planning: Sale of ~50% equity interest in selected assets Recapitalization with appropriate debt Morgan Stanley acting as adviser Received strong interest from potential investors Final bids expected by end of 2Q Recent Progress

Made significant progress developing acreage in 2006 146% increase in reserves at Barnett 34% increase in reserves at Antrim Pursue plan to harvest value from mature holdings Retain the ability to benefit from the potential upside of earlier stage holdings Non-Utility Restructuring: Unconventional Gas Retained JP Morgan as adviser Received strong interest from potential investors 3rd party equity investor meetings underway Recent Progress

Non-Utility Restructuring: Continue to Invest in Focused Areas Where We See our Strongest Opportunities * See appendix for detail Non-Utility Investment Outlook Coal & Gas Midstream Expect to invest $60-70M in 2007 Investing $50MM (2007/08) for 14 Bcf expansion of gas storage in Michigan Investing $30MM for a Vector Pipeline Expansion - expected in-service Nov. 2008 Investing $180MM (2007/08) for Millennium Pipeline, expected in-service in late 2008 Power & Industrial Projects: continue to look for opportunistic deals Pulverized Coal Injection facility for integrated steel company Energy project for paper mill located in Southern United States Unconventional Gas Expect to continue to drill wells primarily in developing properties

Synfuels Expected to Produce $1.3-1.4B in Cash in 2006-2009 2006 2007 2008 2009 Total 360 360 910 1160 550 250 75 1235 2007E 2008E 2009E Total Expected Synfuel Cash Flow* - Minimum 2006-2009 ($ millions) ~$475 ~$325 ~$100 ~$1,300 Prior to Nov. 2006, synfuel proceeds projected to be $1.0B Last November we raised the expected proceeds to $1.2B with potential upside of $200M Due to additional hedging and lower oil prices, we now anticipate a minimum of $1.3B with possible upside to $1.4B Synfuel cash in 2007 to 2009 of $900M to $1B expected to be roughly evenly split between use of tax benefits and partner payments / oil hedge proceeds Hedging of net operating losses enables full production in 2007 (~21 million tons) 2006A $400 * Assumes ~21 million tons of production in 2007; monetization may shift timing of cash flow Prior to Nov Low High 1000 1200 1350 Expected Synfuel Cash Flow 2006-2009 ($ millions) $1,300-$1,400 Current guidance* Nov. 2006 guidance $1,000 Aug. 2006 guidance $1,200-$1,400

Business Update 2006 Earnings Results 2007 Guidance Cash Flow and Capital Expenditures Summary

2006 Summary Continued solid overall utility results Strong results at Detroit Edison driven by customer return and the 1/1/06 expiration of residential rate caps MichCon earned higher margins on regulated gas storage however this was more than offset by mild weather Non-utility results Strong results in Coal & Gas Midstream due to increased gas storage margins and coal marketing activity Higher Energy Trading earnings from higher deal flow and significant December mark-to-market favorability Increased Unconventional Gas earnings due to higher production offset by lower average gas prices Power & Industrial Projects results driven by decline in Biomass earnings Partial year of synfuel production

2006 Operating Earnings Operating Earnings per Share* Detroit Edison $2.03 Unconventional Gas Production $0.05 Non-Utility $1.28 Coal & Gas Midstream $0.29 Corporate & Other ($0.34) MichCon** $0.36 $3.33 Power and Industrial Projects ($0.04) * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Synthetic Fuels $0.44 $2.89 Excluding Synthetic Fuels Includes Biomass & Peaker losses of ($0.11) Energy Trading $0.54

DTE Energy Operating Earnings Variance 2005 excl synfuel DECO MichCOn PIP UGP Coal & Gas ET Corp & Other Synfuels 577 577 670 660 660 666 673 795 598 97 6 10 6 7 136 14 197 598 Operating Earnings Variance* ($ millions) 2005 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Corporate & Other Unconventional Gas Production 2006 Operating Earnings Coal & Gas Midstream ($198) $5 $6 ($14) ($7) $91 $577 * Reconciliation to GAAP reported earnings included in the appendix $593 ($6) Synfuel Energy Trading $139

Detroit Edison Operating Earnings Variance Operating Earnings Variance* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix 2005 Gross Margin Amort Periodic Spend Uncol Exp Choice Amort Nu Decom Corp Staffs Foundation Other 2006 272 272 423 400 448 386 388 374 381 365 363 169 18 23 21 12 12 6 7 16 2005 Operating Earnings Gross Margin Fermi 1 Decommissioning ($18) ($12) ($23) ($18) $169 $272 Distribution & Plant Maintenance 2006 Operating Earnings $363 Taxes / Other DTE Foundation Contribution ($7) Higher gross margin - see detail in appendix Regulatory asset recovery/ amortization began with the expiration of residential rate caps 1/1/06 Increased distribution and plant maintenance throughout 2006 Accretion expense related to change in Fermi 1 asset retirement obligation liability Contribution to DTE Energy Foundation in 2006 Taxes primarily due to a 2005 income tax true-up 11.9% return on equity (ROE) in 2006 compared to 9.9% in 2005 Regulatory Asset Amortization

2005 Weather Sales Volume Rate Case Storage other 2006 72 52 40 40 50 61 66 20 12 10 11 5 MichCon Operating Earnings Variance Operating Earnings Variance* ($ millions) Mild weather reduced 2006 demand 5,779 heating degree days in 2006 6,475 heating degree days in 2005 ~10 Bcf decline in weather-normalized sales volume driven by increased conservation Higher regulated storage margins as we continue to optimize storage capacity O&M improvements primarily driven by lower A&G expense 8.5% ROE in 2006 compared to 9.1% in 2005 11.6% weather-normalized ROE in 2006 $73 O&M/Other Weather ($20) $11 $66 2005 Operating Earnings 2006 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix $4 Storage Margins Sales Volume ($12) Rate Case Impact $10

Non-Utility Operating Earnings Results Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

Business Update 2006 Earnings Results 2007 Guidance Cash Flow and Capital Expenditures Summary

2007 Segment Earnings Guidance Operating Earnings* (2007 guidance not inclusive of non-utility restructuring) ($ millions) 2006 Actual 2007 Guidance Detroit Edison - Full year rate reduction from show cause settlement partially offset by incremental cost savings MichCon - Normal weather assumption and incremental cost savings Power & Industrial - Elimination of peaker losses and incremental earnings from existing and new projects Unconventional Gas - Increased Barnett production and Antrim hedge roll-off Coal & Gas Midstream - Normalized storage margin assumption Energy Trading - Lower timing-related flow back of 2005 losses partially offset by new business Corporate - Lower one-time tax benefits Synfuels - Increased hedging and full year of production; cash flow is locked in; earnings range tied to oil price variability * Reconciliation to GAAP reported earnings included in the appendix Key Factors Impacting 2007 Guidance

2006 Utility Growth Non-Utility Growth Normalized Trading Corporate & Other 2007E 414 414 420 399 383 383 6 24 45 16 $460-495 $24 $6 ($45) $515 Utility Growth 2006A Non-Utility Growth Normalized Energy Trading Corporate & Other 2007E 2007 Operating Earnings Guidance Year over Year Drivers DTE Energy Operating Earnings* (2007 guidance not inclusive of non-utility restructuring) Excluding Synfuels ($millions) * Reconciliation to GAAP reported earnings included in the appendix ($16)

Expect Strong Earnings Growth Trajectory to Continue in 2007 2005 2006 2007E East 341 418 430 -49 96 50 DTE Energy Operating Earnings* (2007 guidance not inclusive of non-utility restructuring) $301 $515 $460-495 Excluding Synfuels ($millions) Utility Operating Earnings* Detroit Edison MichCon $73 $272 $66 $363 $340-350 $80-85 $345 $429 $420-435 11% CAGR 11% CAGR $344 $419 $410-440 $96 ($43) $50-55 2005 2006 2007E 11% annual earnings growth 2005 to 2007 excluding Trading and Synfuels * Reconciliation to GAAP reported earnings included in the appendix 2005 2006 2007E ($millions) 11% annual utility earnings growth 2005 to 2007 Energy Trading

Business Update 2006 Earnings Results 2007 Guidance Cash Flow and Capital Expenditures Summary

2007E DTE Energy Cash Flow (2007 guidance not inclusive of non-utility restructuring) Strong Cash Flow Expected to Continue ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2006 Does not include $800M of expected proceeds from non-utility restructuring 2006 cash from operations helped by increased GCR collections at MichCon resulting from high under collections in 2005 Expected higher synfuel production payment in 2007 due to full year of production Key Factors Impacting 2007 Guidance

Increasing Investment in our Businesses DTE Energy Capital Expenditures (2007 guidance not inclusive of non-utility restructuring) 2006 2007E ($ millions)

Leverage* *Excludes securitization debt and MichCon short-term borrowing **2007 assumes midpoint of applicable estimates Funds from Operations / Debt* Key Balance Sheet / Cash Metrics 12/31/2005 12/31/2006 12/31/07E 0.521 0.534 0.533 Leverage and FFO/Debt are within range to maintain current credit ratings Asset impairments in 2006 and increased debt levels tied to increased environmental spending and pension contributions, drove lower FFO/Debt ratio for 2006 Restructuring efforts that reduce non-utility risk will pave the way for a business risk improvement, which would relax credit metric targets Solid liquidity position $2.1 billion of credit facilities ~$1.0 billion current excess liquidity 12/31/2005 12/31/2006 12/31/07E 0.226 0.195 0.223 12/31/05 12/31/06 12/31/07E 52.1% 53.4% 53.3% 12/31/05 12/31/06 12/31/07E** 22.6% 19.5% 22.3%

Business Update 2006 Earnings Results 2007 Guidance Cash Flow and Capital Expenditures Summary

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 5-6% per year while driving a customer focused investment program Non-Utility restructuring should better align the company with shareholder interests by reducing earnings volatility and providing more transparent valuation - and should directly drive shareholder value through the repurchase of parent company equity and debt The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive and as the payout ratio decreases, we are open to considering additional dividend increases

Upcoming Investor Events International EEI Conference, March 4-7 in London AGA Conference, April 30 in Orlando Q1 earnings conference call, May 3 at 8:30 a.m. EST Annual shareholders meeting, May 3 at 10 a.m. EST

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Q4 2006 Operating Earnings Operating Earnings per Share* Detroit Edison $0.39 Unconventional Gas Production $0.03 Non-Utility $0.44 Coal & Gas Midstream $0.08 Corporate & Other ($0.10) MichCon** $0.20 $0.93 Power and Industrial Projects $0.01 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Synthetic Fuels $0.16 $0.77 Excluding Synthetic Fuels Energy Trading $0.16

DTE Energy Operating Earnings Q4 2005 vs. Q4 2006 2005 excl synfuel DECO MichCOn PIP UGP Coal & Gas ET Corp & Other Synfuels 378 373 366 366 366 369 271 271 167 5 7 0 3 2 100 11 115 167 Operating Earnings Variance* ($ millions) Q4 2005 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Corporate & Other Unconventional Gas Production Q4 2006 Operating Earnings Coal & Gas Midstream $11 $3 $2 $0 ($9) ($3) $378 * Reconciliation to GAAP reported earnings included in the appendix ($115) ($100) Synfuel Energy Trading $167

2006 Cash Flow & Capital DTE Energy Capital Expenditures 2005 2006 ($ millions) DTE Energy Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2005 2006

Components of Detroit Edison Year-over- Year Gross Margin Improvement Increased revenue due to the expiration of residential rate caps on 1/1/06 Lower Electric Choice volumes driven by higher market prices and impacts from the rate restructuring order 7,278 GWh in 2005 3,603 GWh in 2006 Weather warmer than normal but milder than 2005 836 cooling degree days in 2006 736 cooling degree days normal 1,083 cooling degree days in 2005 Choice Under-Rec Rate Cap Economy Weather Other GM Improve 0 104 152 220 167 167 169 104 48 73 5 53 2 $104 ($5) $48 $73 $169 ($53) $2 Components of Detroit Edison Gross Margin Variance ($ millions) Unrecovered Power Supply Costs Weather Electric Choice Residential Rate Cap Economy Other 2006 Margin Improvement

Operating Earnings Excluding Synthetic Fuel) ($ millions) Power & Industrial 2006 Operating Earnings Coke Battery favorability due to tax credits and contract change toward a tolling agreement Biomass unfavorability due to partial tax credit phase out and start up performance at newly acquired sites 2005 Coke Battery Renewables Lake Road Biomass Other 2006 Existing 4 4 7 5 5 -8 -9 5 2 2 -8 -1 Year over Year 2005 Operating Earnings 2006 Operating Earnings Coke Battery Power Renewables Other $5 $5 ($2) ($2) ($9) ($13) ($2) Other Energy Services Projects Biomass * Reconciliation to GAAP reported earnings included in the appendix

Oil Price / Synfuel Key Statistics Estimated Phase Out Bands Estimated Actual Price* Lower Band Upper Band $61.33 $66.25 $75.33 Lower Band Upper Band ~$62 $62.83 ~$76 2006 2007 $ per barrel NYMEX as of Feb. 23, 2007 Avg. Actual & Forward Price * Internal Revenue Service expected to release official 2006 reference price in April 2007

2006 Synfuel Operating Earnings* * Reconciliation to GAAP reported earnings included in this appendix ($ millions, after-tax)

on-going Performance Excellence Process Financial Benefits 2006 2007E 2008E 2009E 2010E O&M Savings 34 153 218 218 218 Capital Savings 11 25 32 32 32 PSCR Savings 53 45 50 50 50 Potential Benefits of Performance Excellence Process ($ millions, pre-tax) ~$95 $200-250 $250-350 2006 2007E 2008E 2009E 2010E Detroit Edison 34 114 160 160 160 MichCon 8 35 52 52 52 Corporate 1 4 6 6 6 $34 $150-200 $200-250 Sources of Potential Performance Excellence Process O&M Savings ($ millions, pre-tax) Cost to achieve $200-250 on-going The Performance Excellence Process is on schedule and delivering ongoing performance improvements and cost reductions

2006 Barnett Shale Drilling Results Exceeded Goals Net Production Rate (mmcf/day) 0 16 Gross Producing Wells 5 123 12/31/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/05 1/1/05 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 65 16 81 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 12/31/06 1/1/05 12/31/05 4 62 14 12/31/06 76 Significant progress developing acreage Tripled proven reserves Quadrupled production rate Accumulated approximately 16,000 acres during 2006 Monetized 11,000 acres of Southern acreage for a net addition of 5,000 acres Minimize price risk Hedged 8 Bcf of gas production through 2010 at average price of $7.67/Mcf Progress made on southern acreage NE Hill County producing results similar to core area First production established in Bosque County Erath County well drilled 12/31/06 266 174 440

2006 Antrim Shale Drilling Results Exceeded Goals Net Production Rate (mmcf/day) 59 Gross Producing Wells 2,010 Reserves (Bcfe) Probable Reserves Proven Reserves 35 338 373 12/31/06 12/31/05 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres Antrim Shale Operating Metrics 12/31/05 12/31/05 73 218 291 30% increase in proved reserves as result of: Development of horizontal well technology Successful expansion project in Antrim Co. Infill drilling Stable production rate Drilling program designed to replace production decline Significant volume forward sold under legacy hedges ~15 Bcf/year through 2010 at average price of $3.43/Mcf Additional 4 Bcf hedged through 2009 at average price of $7.83/Mcf 12/31/05 12/31/06 12/31/06 12/31/06 2,148 59 59 442 501 294 228 66

2006 Barnett Shale Accomplishments 2006 Goal 2006 Results Drill 55 Wells Drilled 64 wells with 6 rigs operating Produce 4.1 Bcfe net (~500% increase over 2005) Produced 4.1 Bcfe Increase proved reserves to 100 Bcfe by year end Proved reserves increased to 174 Bcfe Drill 4 additional test wells in southern area Drilled a total of 4 wells in Erath, SE Hill and Bosque Counties Bring gas to sales from previously unproven southern areas - Hill County currently producing 3 mmcfd - First test well online in Bosque Clay Zones of DTE Acreage 31,000 ac. 11,000 ac. 7,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area Western area 32,000 ac.

DTE Acreage 2006 Goal 2006 Results Drill 130 Wells Drilled 142 Produce 22 Bcfe net Produced 22 Bcfe net 100% reserve replacement Reserve replacement of 570% Drill 10 horizontal wells Drilled 10 horizontal wells 2006 Antrim Shale Accomplishments

Reconciliation of Q4 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q4 2006 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q4 2005 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2005 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Power & Industrial Projects Reported to Operating Earnings ($ millions, after-tax) Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2006 $0.07 + $0.04 = $0.11 Peaker and Biomass loss

Reconciliations of 2006 Synfuel Reported to Operating Earnings and 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2007 guidance for operating earnings. It is likely that certain items that impact the company's 2007 reported results will be excluded from operating results. A reconciliation to the comparable 2007 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of 2007 Reported Earnings to Operating Earnings